UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2012

CSS Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-2661	13-1920657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1845 Walnut Street, Philadelphia, PA		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 569-9900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On June 18, 2012, the Board of Directors of CSS Industries, Inc. (the “Company”) amended Section 4.02 of the Company’s bylaws. As amended, Section 4.02 of the bylaws reads as follows:

SECTION 4.02. Number.—The board of directors shall consist of such number of directors as may be determined from time to time by resolution of the board of directors, but in no case shall the number be less than three (3). Should the board of directors fail to fix the number of directors as aforesaid, the number shall be fixed by the stockholders.

Prior to the amendment, Section 4.02 of the bylaws contained a provision requiring that the board of directors consist of not less than seven, nor more than 25, directors.

Item 9.01	Financial Statements and Exhibits.

The following Exhibit is being filed herewith:

Exhibit No.	Description

3.1	Amendment to Bylaws adopted June 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSS Industries, Inc. (Registrant)

By:	/s/ William G. Kiesling
William G. Kiesling Vice President – Legal and Human Resources and General Counsel

Date: June 19, 2012

Exhibit Index

Exhibit No.	Description

3.1	Amendment to Bylaws adopted June 18, 2012

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